Exhibit 10.8
EXECUTION VERSION

Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed
TIAA BANK
301 W. Bay Street
Jacksonville, FL 32202
loanDepot.com, LLC
26642 Towne Centre Drive
Foothill Ranch, California 92610
Attention: Patrick Flanagan
Re:    Second Amendment to Amended and Restated Master Repurchase Agreement and Amended and Restated Pricing Letter (“Second Amendment”)
This Second Amendment is made June 30, 2022, (the “Amendment Effective Date”), to that certain Amended and Restated Master Repurchase Agreement, dated November 15, 2021, as amended (the “Repurchase Agreement”) and the Amended and Restated Pricing Letter, dated November 15, 2021, as amended (the “Pricing Letter”), in each case by and among LoanDepot.com LLC, as the seller (the “Seller”), TIAA, FSB, formerly known as EverBank (“TIAA Bank”), as administrative agent (in such capacity, the “Administrative Agent”) for the Buyers and as a buyer, and Signature Bank (“Signature Bank”), as a buyer (together with TIAA Bank, the “Buyers”). The Repurchase Agreement and the Pricing Letter are sometimes hereinafter collectively referred to as the “Agreement.
WHEREAS, Seller requested that Buyers amend the Agreement as provided herein; and
WHEREAS, Seller and Buyers have agreed to so amend the Agreement.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:
SECTION 1.Definitions. The following terms shall have the meanings set forth below.
“203K Loans” shall mean first lien Mortgage Loans that meet all the requirements for mortgage insurance issued by the Federal Housing Authority under the Section 203(k) Rehabilitation Insured Mortgage Program.
“Adjusted Indebtedness” shall mean, [***]
“Adjusted Net Income” shall mean [***].
“Adjusted Tangible Net Worth” shall mean, [***]
“Aged Jumbo Mortgage Loan” shall mean a Jumbo Mortgage Loan (Standard Limit) subject to a Transaction hereunder for [***].
“Aged Mortgage Loan” shall mean a Mortgage Loan, other than a Jumbo Mortgage Loan, a Low FICO Government Loan, a 203K Loan or a Manufactured Housing Mortgage Loan, subject to a Transaction hereunder for [***].
“Aged State Agency Program Loan” shall mean a State Agency Program Loan subject to a Transaction hereunder for [***].

“Aging Limit” shall mean (a) [***] days following the Purchase Date for Mortgage Loans other than Aged Mortgage Loans and Jumbo Mortgage Loans (Standard Limit), and (b) [***] days following the Purchase Date for Aged Mortgage Loans and Jumbo Mortgage Loans (Standard Limit).
“Annual Financial Statement Date” shall mean December 31, 2020.
“Approved Mortgage Product” shall mean the following mortgage products approved by the Buyers for Transactions under the Agreement: Conforming Mortgage Loans, Eligible Government Mortgage Loans, Jumbo Mortgage Loans, Low FICO Government Loans, State Agency Program Loans, Manufactured Housing Mortgage Loans, 203K Loans, Wet Mortgage Loans and Aged Mortgage Loans. In no event shall an Ineligible Product be an Approved Mortgage Product.
“Buyer’s Facility Sum” shall mean $500,000,000 with respect to TIAA Bank and $400,000,000 with respect to Signature Bank.
“Cash Equivalents” shall mean [***].
“Change in Control” shall mean:
(a)any event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, other than the Permitted Holders becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) of the equity securities of loanDepot, Inc., a Delaware corporation, entitled to vote for members of the board of directors or equivalent governing body of Seller on a fully-diluted basis; or
(b)[reserved]; or
(c)the sale, transfer, or other disposition of all or substantially all of Seller’s assets (excluding any such action taken in connection with any securitization transaction); or
(d)the consummation of a merger or consolidation of Seller with or into another entity or any other corporate reorganization (in one transaction or in a series of transactions) if more than 50% of the combined voting power of the continuing or surviving entity’s Capital Stock outstanding immediately after such merger, consolidation or such other reorganization is owned by persons who were not owners of Seller immediately prior to such merger, consolidation or other reorganization.; or
(e)Anthony Hsieh shall no longer be both (i) employed by Seller, and (ii) involved in the day to day operations of Seller.
“Concentration Category” shall mean, with respect to Mortgage Loans, each category set forth under the heading “Concentration Category” in the table included in the definition of “Concentration Limit.”
“Concentration Limit” shall mean, as of any date of determination, with respect to the Eligible Mortgage Loans included in any Concentration Category, the applicable amount that the aggregate Purchase Price for such Eligible Mortgage Loans may not at any time exceed, as set forth in the below table.

Concentration Category	Concentration Limit (percentages based on Maximum Purchase Amount)
Wet Mortgage Loans	[***]
Jumbo Mortgage Loans	[***]
Jumbo Mortgage Loans (Specialty)	[***]
Delegated Jumbo Mortgage Loans	[***]
Low FICO Government Loans	[***]
203K Loan	[***]
State Agency Program Loans	[***]
Manufactured Housing Mortgage Loans	[***]
Aged Mortgage Loans	[***]

“Conforming Mortgage Loan” shall mean a Mortgage Loan (other than a 203K Loan, a State Agency Program Loan, or a Manufactured Housing Mortgage Loan) that conforms to the requirements of an Agency for securitization or cash purchase, and which has a FICO score of [***].
“Delegated Jumbo Mortgage Loans” shall mean Jumbo Mortgage Loans (Standard Limit) that are not subject to a takeout commitment from an investor.
“Due Diligence Cap” shall mean [***].
“Eligible Government Mortgage Loan” shall mean a Government Mortgage Loan (other than a Manufactured Housing Mortgage Loan) which has a FICO score of [***].
“ERISA Liability Threshold” shall mean [***].
“Fidelity Insurance Requirement” shall mean (a) [***] for fidelity coverage, with a maximum deductible of [***], and (b) [***] for errors and omissions coverage, with a maximum deductible of [***].
“Financial Reporting Party” shall mean Seller.
“FMV Adjustments” shall mean [***].
“Ineligible Product” shall mean any mortgage product that is not an Approved Mortgage Product.
“Jumbo Mortgage Loan” is a collective reference to Jumbo Mortgage Loans (Specialty), Jumbo Mortgage Loans (Standard Limit) and Delegated Jumbo Mortgage Loans.

“Jumbo Mortgage Loans (High DTI)” shall mean a Mortgage Loan (i) with a principal balance of not more than [***] (ii) that except with respect to (x) the original principal balance thereof and (y) the Debt-to-Income Ratio, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that has a FICO score of [***], (iv) with a Loan-to-Value Ratio [***], (v) has a Debt-to-Income Ratio [***], (vi) is fully amortizing, and (vii) that is subject to a Takeout Commitment from a Takeout Investor.
“Jumbo Mortgage Loans (High LTV)” shall mean a Mortgage Loan (i) with a principal balance of not more than [***] (ii) that except with respect to (x) the original principal balance thereof and (y) the Debt-to-Income Ratio, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that has a FICO score of [***], (iv) with a Loan-to-Value Ratio [***], (v) has a Debt-to-Income Ratio [***], (vi) is fully amortizing and (vii) that is subject to a Takeout Commitment from a Takeout Investor.
“Jumbo Mortgage Loans (IO)” shall mean a Mortgage Loan (i) with a principal balance of not more than [***] (ii) does not amortize, (iii) that except with respect to (x) the original principal balance thereof and (y) the failure to amortize, conforms to the requirements for securitization or cash purchase by an Agency, (iv) that satisfies Administrative Agent’s underwriting guidelines for jumbo mortgage loans, (v) that has a FICO score of [***], (vi) with a Loan-to-Value Ratio of [***], and (vii) that is subject to a Takeout Commitment from a Takeout Investor.
“Jumbo Mortgage Loans (40 Year IO)” shall mean a Mortgage Loan (i) with a principal balance of not more than [***] (ii) does not amortize, (iii) that except with respect to (x) the original principal balance thereof and (y) the failure to amortize, conforms to the requirements for securitization or cash purchase by an Agency, (iv) that satisfies Administrative Agent’s underwriting guidelines for jumbo mortgage loans, (v) that has a FICO score of [***], (vi) with a Loan-to-Value Ratio of [***], (vii) has a term [***], and (viii) that is subject to a Takeout Commitment from a Takeout Investor.
“Jumbo Mortgage Loans (Modified DTI)” shall mean a Mortgage Loan, (i) with a principal balance of not more than [***] (ii) that except with respect to the original principal balance thereof and the calculation of DTI, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that satisfies Administrative Agent’s underwriting guidelines for jumbo mortgage loans, (iv) that has a FICO score of [***], (v) with a Loan-to-Value Ratio of [***], (vi) a Modified DTI [***], and (vii) that is subject to a Takeout Commitment from a Takeout Investor.
“Jumbo Mortgage Loans (Modified High DTI)” shall mean a Mortgage Loan, (i) with a principal balance of not more than [***] (ii) that except with respect to the original principal balance thereof and the calculation of DTI, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that satisfies Administrative Agent’s underwriting guidelines for jumbo mortgage loans, (iv) that has a FICO score of [***], (v) with a Loan-to-Value Ratio of [***], (vi) a Modified DTI [***], and (vii) that is subject to a Takeout Commitment from an approved Takeout Investor.
“Jumbo Mortgage Loans (Specialty)” is a collective reference to Jumbo Mortgage Loans (High DTI), Jumbo Mortgage Loans (IO), Jumbo Mortgage Loans (40 Year IO), Jumbo Mortgage Loans (High LTV), Jumbo Mortgage Loans (Modified DTI) and Jumbo Mortgage Loans (Modified High DTI).
“Jumbo Mortgage Loan (Standard Limit)” shall mean a Mortgage Loan, (i) with a principal balance of not more than [***] (ii) that except with respect to the original principal balance thereof, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that satisfies Administrative Agent’s underwriting guidelines for jumbo mortgage loans, (iv) that has a FICO score of [***], (v) with a (x) Loan-to-Value Ratio of [***] for single unit properties, and (y) [***] for 2-4 unit properties, and (vi) that is subject to a Takeout Commitment. For the avoidance of doubt, cash out refinances and investment properties do not qualify as a Jumbo Mortgage Loan (Standard Limit).
“LIBOR Floor” shall mean [***].
“Litigation Threshold” shall mean [***].
“Low FICO Government Mortgage Loan” shall mean an Eligible Government Mortgage Loan which has a FICO score [***].
“Manufactured Housing Mortgage Loans” shall mean any first-lien Mortgage Loan (a) with a FICO score [***] and (b) with respect to which the Mortgaged Property is a manufactured dwelling and (i) such Mortgage Loan conforms with the applicable Agency requirements regarding mortgage loans related to manufactured dwellings, (ii) the related manufactured dwelling is permanently affixed to the land, (iii) the related manufactured dwelling and land are subject to a Mortgage properly filed in the appropriate public recording office and naming Seller as mortgagee, (iv) the applicable laws of the jurisdiction in which the related Mortgaged Property is located will deem the manufactured dwelling located on such Mortgaged Property to be a part of the real property on which such dwelling is located, and (v) such Manufactured Housing Mortgage Loan is (A) a qualified mortgage under Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended and (B) secured by manufactured housing treated as a single family residence under Section 25(e)(10) of the Code.
“Maximum Purchase Amount” shall mean $[***].
“Modified DTI” shall mean the Debt-to-Income Ratio of the Mortgagor that includes income of the Mortgagor that is either (i) passive, or (ii) imputed to the Mortgagor based on the value of Mortgagor’s assets.
“Monthly Financial Statement Date” shall mean June 30, 2021.
“Net Worth” shall mean,[***]
“Post-Default Rate” shall mean [***].

“Pricing Spread” shall mean:

Type of Mortgage Loan	Percentage
Conforming Mortgage Loans and Eligible Government Mortgage Loans (excluding Low FICO Government Loans, and 203K Loans)	[***]
Jumbo Mortgage Loans	[***]
Jumbo Mortgage Loans (Specialty)	[***]
Delegated Jumbo Mortgage Loans	[***]
Low FICO Government Loans	[***]
203K Loans	[***]
State Agency Program Loans	[***]
Manufactured Housing Mortgage Loans	[***]
Aged Mortgage Loans	[***]
Mortgage Loans exceeding the applicable Transaction Term Limitation	[***]

When a Purchased Mortgage Loan may qualify for two or more Pricing Spreads hereunder, unless otherwise expressly agreed to by the Administrative Agent in writing, such Purchased Mortgage Loan shall be assigned the higher Pricing Spread, as applicable.
“Purchase Price” shall mean the price at which each Purchased Mortgage Loan is transferred by Seller to the Administrative Agent, which shall equal:
(a)[***]; and
(b)[***].
“Purchase Price Percentage” shall mean:

Type of Mortgage Loan	Percentage
Conforming Mortgage Loans and Eligible Government Mortgage Loans (excluding Low FICO Government Loans and 203K Loans)	[***]
Jumbo Mortgage Loans	[***]
Jumbo Mortgage Loans (Specialty)	[***]
Delegated Jumbo Mortgage Loans	[***]
Low FICO Government Loans	[***]
203K Loans	[***]
State Agency Program Loans	[***]
Manufactured Housing Mortgage Loans	[***]
Aged Mortgage Loans	[***]
Aged Jumbo Mortgage Loans	[***]
Aged State Agency Program Loan	[***]

When a Purchased Mortgage Loan may qualify for two or more Purchase Price Percentages hereunder, unless otherwise expressly agreed to by the Administrative Agent in writing, such Purchased Mortgage Loan shall be assigned the lower Purchase Price Percentage, as applicable.
“Relative” shall mean a spouse, domestic partner, cohabitant, child, stepchild, grandchild, parent, stepparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, grandparent, great grandparent, brother, sister, half-brother, half-sister, stepsibling, brother-in-law, sister-in-law, aunt, great aunt, uncle, great uncle, niece, nephew, or first cousin (that is, a child of an aunt or uncle).
“State Agency Program Loan” shall mean a mortgage loan originated by Seller in accordance with the applicable guidelines of, and in anticipation of sale to, state housing authorities, as approved by Administrative Agent in writing in its sole discretion.
“Surplus Amount” shall mean $[***].
“Termination Date” shall mean shall mean the earliest of (i) November 14, 2022, (ii) such date as the Administrative Agent, at the direction of the Required Buyers, may determine in its sole discretion by written notice to Seller (provided that in the event of such notice of termination, the Repurchase Date with respect to outstanding Transactions shall not be accelerated in the absence of (a) an Event of Default or (b) the occurrence of a termination in accordance with clauses (i) or (iii) of this definition) or (iii) such date as determined by the Buyers pursuant to their rights and remedies under the Agreement.
“Test Date” shall mean the last day of each calendar month with respect to Sections 3(a), 3(b) and 3(c) below and the last day of each fiscal quarter with respect to Sections 3(d) below.
“Transaction Term Limitation” shall mean for each Transaction, the number of days such Transaction remains outstanding, which shall not exceed (a) with respect to any Mortgage Loan other than an Aged Mortgage Loan, [***] days and (b) with respect to an Aged Mortgage Loan, [***] days.
“Warehouse Fees” shall mean those fees listed on Schedule 1 hereto.
“Wet Delivery Deadline” shall mean, with respect to each Wet Loan, the date that is [***] Business Days following the related Purchase Date for such Wet Loan.
SECTION 2.No Commitment. The Agreement does not constitute a commitment by the Buyers to enter into Transactions under the Agreement. The parties acknowledge that Buyers will enter into Transactions with Seller, on an uncommitted basis in their sole discretion and subject to satisfaction of all terms and conditions of the Agreement.
SECTION 3.Certain Financial Condition Covenants. Without limiting any provision set forth in the Agreement, Seller shall comply with the following covenants (each a “Financial Condition Covenant” and collectively, the “Financial Condition Covenants”), each to be tested on each Test Date occurring prior to the Termination Date:
a)[***].
b)[***].

c)[***].
d)[***].
SECTION 4.Defined Terms. Any terms capitalized and not otherwise defined herein should have the respective meanings set forth in the Agreement.
SECTION 5.Fees. The Seller agrees to pay when billed by the Administrative Agent, (a) Buyers’ legal fees in connection with the preparation, negotiation and consummation of this Second Amendment, and (b) the Warehouse Fees as and when required hereunder. There are no other fees payable in connection herewith.
SECTION 6.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 7.Limited Affect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Second Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
SECTION 8.Representations. In order to induce Buyers to execute and deliver this Second Amendment, each Seller hereby represents to Buyers that as of the date hereof, except as otherwise expressly waived by Buyers in writing, such Seller is in full compliance with all of the terms and conditions of the Agreement including without limitation, all of the representations and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Agreement.
SECTION 9.Amendments. None of the terms or provisions of this Second Amendment may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Administrative Agent, Seller and each Buyer.
SECTION 10.Governing Law. This Second Amendment and any claim, controversy or dispute arising under or related to or in connection with this Second Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall govern.
SECTION 11.Counterparts. This Second Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This Second Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Second Amendment shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense. The parties agree that this Second Amendment and any addendum or amendment hereto may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, the UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Seller, Administrative Agent and the Buyers have caused their names to be signed hereto by their respective officers thereunto duly authorized, as of the date first above written.
TIAA, FSB, as Administrative Agent and as a
Buyer
By: ______/s/ Kate Walton _______
Name:    Kate Walton
Title:    Vice President
SIGNATURE BANK, as a Buyer
By: _______________________________
Name:
Title:
LOANDEPOT.COM, LLC, as Seller
By: _______________________________
Name:
Title:

Signature Page to the Second Amendment to the Amended and Restated Pricing Letter — loanDepot.com

IN WITNESS WHEREOF, Seller, Administrative Agent and the Buyers have caused this First Amendment to be executed and delivered as of the date first above written.
TIAA, FSB, as Administrative Agent and as a Buyer
By: _______________________
Name:
Title:
SIGNATURE BANK, as a Buyer
By: ___/s/ Kenneth D. Logan____
Name: Kenneth D. Logan
Title: Senior Vice President
LOANDEPOT.COM, LLC, as Seller
By: _____________________________
Name:
Title:

IN WITNESS WHEREOF, Seller, Administrative Agent and the Buyers have caused this First Amendment to be executed and delivered as of the date first above written.
TIAA, FSB, as Administrative Agent and as a Buyer
By:    ____________________________
Name:
Title:
SIGNATURE BANK, as a Buyer
By:    ____________________________
Name:
Title:
LOANDEPOT.COM, LLC, as Seller
By:    ___/s/ Patrick Flanagan ___
Name: Patrick Flanagan
Title: CFO

SCHEDULE 1

WAREHOUSE FEES
[***]
Sch. 1-1

EXHIBIT A

COMPLIANCE CERTIFICATE

[***]

Exhibit A-1

Exhibit A-2